UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 19, 2009
Emisphere Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

240 Cedar Knolls Road, Suite 200 Cedar Knolls, NJ	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-4.1 Form of Warrant
Ex-4.2 Form of Warrant for MHR Fund Management, LLC
Ex-4.3 Form of Warrant for Rodman & Renshaw, LLC
Ex-10.1 Placement Agency Agreement, dated August 19, 2009
Ex-10.2 Securities Purchase Agreement, dated August 19, 2009
Ex-10.3 Securities Purchase Agreement, dated August 19, 2009

Item 1.01. Entry into a Material Definitive Agreement.
On August 19, 2009, Emisphere Technologies, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Rodman & Renshaw, LLC acting as the exclusive placement agent (the “Placement Agent”) in connection with a public offering of registered securities of the Company, including shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and warrants to purchase shares of Common Stock pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission on September 20, 2007, and declared effective on October 1, 2007 (File No. 333-146212) and a registration statement (File No. 333-161425) filed by the Company on August 19, 2009 pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended (collectively, the “Registration Statement”). A copy of the Placement Agency Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Also on August 19, 2009, the Company entered into a Securities Purchase Agreement with (the “Securities Purchase Agreement”) with certain institutional investors to sell 5,714,286 shares of Common Stock and warrants to purchase 2,685,714 shares of Common Stock pursuant to the Registration Statement for gross proceeds of $4,000,000 (the “Offering”). Each unit, consisting of one share of Common Stock and a warrant to purchase 0.47 of a share of Common Stock, was sold for a purchase price of $0.70. The warrants to purchase additional shares will be exercisable at an exercise price of $0.70 per share beginning immediately after issuance and will expire 5 years from the date they are first exercisable (the “Offering Warrant”). Attached hereto as Exhibit 10.2 is the Securities Purchase Agreement entered into by the Company and the purchasers named therein in connection with the Offering, which is incorporated herein by reference. Also attached hereto as Exhibit 4.1 is the form of Offering Warrant, which is incorporated herein by reference.
Also on August 19, 2009, the Company entered into a separate Securities Purchase Agreement (the “MHR Securities Purchase Agreement”) with MHR Fund Management, LLC (“MHR”) to sell 6,015,037 shares of Common Stock and warrants to purchase 3,729,323 shares of Common Stock for gross proceeds of $4,000,000 (the “Private Placement”). Each unit, consisting of one share of Common Stock and a warrant to purchase 0.62 of a share of Common Stock, was sold for a purchase price of $0.665. The warrants to purchase additional shares will be exercisable at an exercise price of $0.70 per share beginning immediately after issuance and will expire 5 years from the date they are first exercisable (the “Private Placement Warrants”). Attached hereto as Exhibit 10.3 is the MHR Securities Purchase Agreement, which is incorporated herein by reference. Also attached hereto as Exhibit 4.2 is the form of Private Placement Warrant, which is incorporated herein by reference.
The net proceeds to the Company from the registered Offering and Private Placement, after deducting placement agent and financial advisor fees and expenses (not including the Rodman Warrant, discussed below), the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the warrants issued in the Offering, are expected to be approximately $7.4 million. The Offering and Private Placement are expected to close on or about August 21, 2009, subject to the satisfaction of customary closing conditions.
Under the Placement Agency Agreement, the Company has agreed to pay the Placement Agent an aggregate fee equal to 6.0% of the gross proceeds received in the Offering, or $240,000. In addition, the Company has agreed to reimburse the Placement Agent for expenses incurred by it in connection with the Offering in an amount equal to 0.8% of the gross proceeds received by the Company in the Offering, but in no event in excess of $35,000. Further, the Company issued to the Placement Agent a warrant to purchase 504,000 shares of Common Stock as compensation for services rendered as the Company’s financial adviser (the “Rodman Warrant”) and agreed to pay the Placement Agent $120,000, or 3% of the gross offering proceeds from the Private Placement. The Rodman Warrant is exercisable at an exercise price of $0.875 per share beginning immediately after issuance and will expire on October 1, 2012. Attached hereto as Exhibit 4.3 is a form of Rodman Warrant, which is incorporated herein by reference.
The foregoing descriptions of Placement Agency Agreement, the Securities Purchase Agreement, form of Offering Warrant, MHR Securities Purchase Agreement, form of Private Placement Warrant and form of

Rodman Warrant do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2, 4.1, 10.3, 4.2 and 4.3, respectively.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosures related to the Private Placement and Rodman Warrant set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.
Neither the shares of Common Stock to be sold and issued in connection with the Private Placement, the Private Placement Warrants, shares of Common Stock issuable upon the exercise of the Private Placement Warrants, the Rodman Warrant nor the shares of Common Stock issuable upon the exercise of the Rodman Warrant will be registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of sale, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company is relying on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of the shares of Common Stock and warrants have and will not involve a public offering, as each purchaser of such securities was an “accredited investor” and no general solicitation has been involved in connection with the Private Placement. The Company has agreed to register the shares to be sold and issued in connection with the Private Placement, the shares of Common Stock issuable upon the exercise of the Private Placement Warrants. The Rodman Warrant and the shares issuable upon the exercise of such warrants are non-transferable for a period of six months from the closing date except under limited circumstances.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant.

4.2	Form of Warrant for MHR Fund Management, LLC.

4.3	Form of Warrant for Rodman & Renshaw, LLC

10.1	Placement Agency Agreement, dated August 19, 2009, by and among Emisphere Technologies, Inc. and Rodman & Renshaw, LLC.

10.2	Securities Purchase Agreement, dated August 19, 2009, by and among Emisphere Technologies, Inc. and the Purchasers named therein.

10.3	Securities Purchase Agreement, dated August 19, 2009, by and among Emisphere Technologies, Inc. and MHR Fund Management, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
August 20, 2009	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant.

4.2	Form of Warrant for MHR Fund Management, LLC.

4.3	Form of Warrant for Rodman & Renshaw, LLC

10.1	Placement Agency Agreement, dated August 19, 2009, by and among Emisphere Technologies, Inc. and Rodman & Renshaw, LLC.

10.2	Securities Purchase Agreement, dated August 19, 2009, by and among Emisphere Technologies, Inc. and the Purchasers named therein.

10.3	Securities Purchase Agreement, dated August 19, 2009, by and among Emisphere Technologies, Inc. and MHR Fund Management, LLC.